UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39082	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Ponce de Leon Blvd., Floor 3 Coral Gables, FL	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 547-9591

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value per share	RLMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2024, Relmada Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 30,174,202 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting, 21,986,343 shares, or approximately 72.9% of the eligible common stock, were present either in person or by proxy and voted. The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: Election of Directors.

Stockholders elected the following nominees as directors to hold office until the 2027 Annual Meeting (i.e. as a Class III Director) and until his successor is elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
John Glasspool (Class III, 36 month term)	7,693,573	9,981,548	4,311,222
Paul Kelly (Class III, 36 month term)	11,799,277	5,875,844	4,311,222

The continuing Class I Directors are Eric Schmidt and Fabiana Fedeli. The continuing Class II Directors are Charles J. Casamento and Sergio Traversa.

Proposal 2: Ratification of Appointment of Independent Auditors.

Stockholders approved the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions	Broker Non-Votes
19,984,165	1,966,620	35,558	-

Proposal 3: Approval of an Amendment to the 2021 Plan.

Stockholders did not approve the proposed amendment to the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Plan”), to increase the number of shares of the Company’s common stock available for issuance pursuant to awards under the 2021 Plan by 4,500,000 to an aggregate of 12,400,000 (including awards previously granted). The 2021 Plan is described in more detail in the Company’s 2024 Proxy Statement, which was filed with the Securities and Exchange Commission on April 9, 2024.

For	Against	Abstentions	Broker Non-Votes
4,261,878	13,407,997	5,246	4,311,222

Proposal 4:   Advisory Vote to Approve Executive Compensation.

Stockholders did not approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders.

For	Against	Abstentions	Broker Non-Votes
7,529,377	10,119,590	26,154	4,311,222

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2024	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
	Name:	Sergio Traversa
	Title:	Chief Executive Officer